SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 16, 1999                     Commission file number 1-6187
------------------------------                     -----------------------------
                                ALBERTSON'S, INC.
             (Exact name of Registrant as specified in its Charter)

         Delaware                                            82-0184434
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(State of Incorporation)                        (Employer Identification Number)

250 Parkcenter Boulevard, P.O. Box 20, Boise, Idaho                     83726
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            (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:               (208) 395-6200
                                                                  --------------


Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On July 2, 1999, Albertson's, Inc., a Delaware corporation ("Albertson's") filed a Current Report on Form 8-K regarding the consummation of the acquisition by Albertson's of all of the equity interest of American Stores Company ("ASC") in a transaction accounted for as a pooling of interests and in which Albertson's stated that it anticipated filing the requisite financial statements on or before August 27, 1999. This Current Report on Form 8-K contains the following: 1) Audited financial statements of ASC as of January 30, 1999, January 31, 1998, and February 1, 1997, and for each of the three years ended January 30, 1999; 2) Audited supplemental consolidated financial statements as of January 28, 1999, January 29, 1998, and January 30, 1997, and for each of the three years ended January 28, 1999, which have been restated as if Albertson's and ASC had been combined for all periods presented; 3) Unaudited interim supplemental consolidated financial statements as of April 29, 1999, and for the 13 week periods ended April 29, 1999, and April 30, 1998, which have been restated as if Albertson's and ASC had been combined for all periods presented; and, 4) Unaudited pro forma combined financial data as of April 29, 1999, for the year ended January 28, 1999, and for the 13 weeks ended April 29, 1999.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements.

        The consolidated balance sheets of American Stores Company and subsidiaries as of January 30, 1999, January 31, 1998, and February 1, 1997, and the related consolidated statements of earnings, shareholders' equity and cash flows for each of the three fiscal years in the period ended January 30, 1999, are included herein as Exhibit 99.


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



        The following supplemental consolidated financial statements of Albertson's, Inc. and its subsidiaries, including American Stores Company, prepared under the pooling of interests method of accounting are filed as part of this report:


        Audited Supplemental Consolidated Financial Statements:
        Independent Auditors' Report
        Supplemental Consolidated Earnings for the years ended January 28, 1999, January 29, 1998, and January 30, 1997 Supplemental Consolidated Balance Sheets at January 28, 1999, January 29, 1998, and January 30, 1997 Supplemental Consolidated Cash Flows for the years ended January 28, 1999, January 29, 1998, and January 30, 1997 Supplemental Consolidated Stockholders' Equity for the years ended January 28, 1999, January 29, 1998, and January 30, 1997 Notes to Supplemental Consolidated Financial Statements

        Unaudited Interim Supplemental Consolidated Financial Statements:
        Interim Supplemental Consolidated Earnings for the 13 weeks ended April 29, 1999, and April 30, 1998 Interim Supplemental Consolidated Balance Sheets at April 29, 1999, and January 28, 1999 Interim Supplemental Consolidated Cash Flows for the 13 weeks ended April 29, 1999, and April 30, 1998 Notes to Interim Supplemental Consolidated Financial Statements

        Management's Discussion and Analysis of Financial Condition and Results of Operations

(b)      Unaudited Pro Forma Combined Financial Data.

        The following pro forma combined financial data of Albertson's, Inc. and its subsidiaries, including American Stores Company, prepared under the pooling of interests method of accounting are filed as part of this report:

        Pro Forma Combined Balance Sheet as of April 29, 1999
        Pro Forma Combined Statement of Earnings for the year ended January 28, 1999 Pro Forma Combined Statement of Earnings for 13 weeks ended April 29, 1999 Notes to Pro Forma Combined Financial Data

(c)      Exhibits.

         Exhibit No.          Description

         23                   Consent of Deloitte & Touche LLP

         23.1                 Consent of Ernst & Young LLP

         99 Audited financial statements of American Stores Company as of January 30, 1999, January 31, 1998, and February 1, 1997, and for each of the three years ended January 30, 1999

         99.1                 Supplemental Consolidated Financial Statements

         99.2                 Unaudited Pro Forma Combined Financial Data


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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ALBERTSON'S, INC.
                                                      (Registrant)


Date:    July 16, 1999                             /S/ A. Craig Olson
----------------------                             ----------------------------
                                                   A. Craig Olson
                                                   Executive Vice President
                                                   and Chief Financial Officer


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




                                Index to Exhibits
                    Filed with the Current Report on Form 8-K


Exhibit No.          Description                                       Page No.

23                   Consent of Deloitte & Touche LLP                        5

23.1                 Consent of Ernst & Young LLP                            6

99                   Audited financial statements of American Stores         7
                     Company as of January 30, 1999, January 31, 1998, and February 1, 1997, and for each of the three years ended January 30, 1999

99.1                 Supplemental Consolidated Financial Statements         28


99.2                 Unaudited Pro Forma Combined Financial Statements      78






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